UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 11, 2022

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Cleveland-Cliffs Inc. (the "Company") is filing this Current Report on Form 8-K to provide the Technical Report Summaries ("TRS's") relating to iron ore mineral resources and reserves at the Company's Hibbing Taconite Property, Minorca Property, Northshore Property and United Taconite Property and the related qualified person consents. Due to maximum file size limitations with respect to submissions to the Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval system, the Company is unable to file the TRS's as attachments to the Company's Annual Report on Form 10-K for the year ended December 31, 2021 (the "Form 10-K"). The TRS's and related qualified person consents filed as exhibits hereto will be incorporated into the Form 10-K by reference to this filing.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.
Exhibit Number	Description

23.1	Consent of SLR International Corporation regarding Hibbing Taconite Property, Minnesota, USA (filed herewith).
23.2	Consent of SLR International Corporation regarding Minorca Property, Minnesota, USA (filed herewith).
23.3	Consent of SLR International Corporation regarding Northshore Property, Minnesota, USA (filed herewith).
23.4	Consent of SLR International Corporation regarding United Taconite Property, Minnesota, USA (filed herewith).
96.1	Technical Report Summary on the Hibbing Taconite Property, Minnesota, USA, prepared for the Company by SLR International Corporation with an effective date of December 31, 2021 (filed herewith).
96.2	Technical Report Summary on the Minorca Property, Minnesota, USA, prepared for the Company by SLR International Corporation with an effective date of December 31, 2021 (filed herewith).
96.3	Technical Report Summary on the Northshore Property, Minnesota, USA, prepared for the Company by SLR International Corporation with an effective date of December 31, 2021 (filed herewith).
96.4	Technical Report Summary on the United Taconite Property, Minnesota, USA, prepared for the Company by SLR International Corporation with an effective date of December 31, 2021 (filed herewith).
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	February 11, 2022	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary
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